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                                                                EXHIBIT 4.5

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

   NUMBER                                                       SHARES
N
                          NATIONAL ENERGY GROUP, INC.
COMMON STOCK                                               CUSIP 635812 10 0
                                                        SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS

THIS CERTIFIES that


is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $.01 PER SHARE, OF

                          NATIONAL ENERGY GROUP, INC.

                                     COMMON

transferable on the books of the Corporation by the holder hereof in person or by duly authorized agency, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signature of its duly authorized officer.

                                     Dated:

                                     COUNTERSIGNED AND REGISTERED

                                                    LIBERTY BANK
    PRESIDENT                           AND TRUST COMPANY OF OKLAHOMA CITY, N.A.
                    [NEGI SEAL]                (Oklahoma City, Oklahoma)

                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
                                     BY

    SECRETARY                                              AUTHORIZED SIGNATURE

                           AMERICAN BANK NOTE COMPANY

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                                    [LOGO]
                         NATIONAL ENERGY GROUP, INC.


    THE CORPORATION WILL FURNISH WIHTOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        Under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


    Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
  ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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  Attorney to transfer the said stock on the books of the within-named
  Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   X
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           NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.            X
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                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17A-15

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                                   SIGNATURE(S) GUARANTEED BY:





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